                                                                    EXHIBIT 4.5



                                  ------------------

                                        FORM OF

                       AMENDED AND RESTATED DECLARATION OF TRUST

                                          OF

                                   IAC CAPITAL TRUST


                              Dated as of _________, 199_


                                  ------------------

                                  TABLE OF CONTENTS*


                                                                                   PAGE
                                       ARTICLE I

                                      DEFINITIONS

SECTION 1.1  Definitions..............................................................2

    Affiliate.........................................................................2
    Appointment Event.................................................................2
    Banking Institution...............................................................2
    Beneficial Ownership..............................................................3
    Book Entry Interest...............................................................3
    Business Day......................................................................3
    Business Trust Act................................................................3
    Capital Securities................................................................3
    Certificate.......................................................................3
    Certificate of Terms..............................................................3
    Certificate of Trust..............................................................3
    Charitable Beneficiary............................................................3
    Charitable Trust..................................................................4
    Charitable Trustee................................................................4
    Clearing Agency...................................................................4
    Clearing Agency Participant.......................................................4
    Closing Price.....................................................................4
    Code..............................................................................4
    Commission........................................................................4
    Common Security...................................................................4
    Common Security Certificate.......................................................5
    Covered Person....................................................................5
    Creditor..........................................................................5
    Definitive Preferred Security Certificates........................................5
    Delaware Trustee..................................................................5
    Depositary Agreement..............................................................5
    Distribution......................................................................5
    DTC...............................................................................5



-------------------------

* This Table of Contents does not constitute part of the Amended and Restated Declaration of Trust and should not have any bearing upon the interpretation of any of its terms or provisions.

    Excess Preferred Securities.......................................................5
    Exchange Act......................................................................5
    Execution Date....................................................................5
    Fiscal Year.......................................................................5
    Global Certificate................................................................5
    Holder............................................................................5
    IAC, Inc..........................................................................6
    Indemnified Person................................................................6
    Investment Company................................................................6
    Investment Company Act............................................................6
    Legal Action......................................................................6
    Liquidation Distribution..........................................................6
    Majority in aggregate liquidation amount of the Securities........................6
    Market Price......................................................................6
    NASD..............................................................................6
    NYSE..............................................................................6
    Original Declaration..............................................................6
    Outstanding...................................................................... 6
    Ownership Limit...................................................................7
    Partnership Agreement.............................................................7
    Paying Agent......................................................................7
    Person............................................................................7
    Preferred L.P. Units..............................................................7
    Preferred Security................................................................7
    Preferred Security Certificate....................................................7
    Preferred Security Distribution Payment Date......................................7
    Preferred Security Indirect Owner.................................................7
    Property Account..................................................................8
    Property Trustee..................................................................8
    Purported Beneficial Transferee...................................................8
    Purported Record Transferee.......................................................8
    Quorum............................................................................8
    REIT..............................................................................8
    Registration Statement............................................................8
    Regular Trustee...................................................................8
    Resignation Request...............................................................9
    Responsible Officer...............................................................9
    Rule 3a-7.........................................................................9
    SEC...............................................................................9
    Securities........................................................................9
    Securities Act....................................................................9
    66-2/3% in liquidation amount of the Securities...................................9
    Special Event.....................................................................9
    Special Regular Trustee...........................................................9

    Successor Delaware Trustee........................................................9
    Successor Property Trustee.......................................................10
    Successor Securities.............................................................10
    Trading Day......................................................................10
    Transfer.........................................................................10
    Treasury Regulations.............................................................10
    Trustee or Trustees .............................................................10

                                      ARTICLE II

                                     ORGANIZATION

SECTION 2.1    Name..................................................................11
SECTION 2.2    Office................................................................11
SECTION 2.3    Purpose...............................................................11
SECTION 2.4    Authority.............................................................11
SECTION 2.5    Title to Property of the Trust........................................12
SECTION 2.6    Powers and Duties of the Regular Trustees.............................12
SECTION 2.7    Prohibition of Actions by Trust and Trustees..........................15
SECTION 2.8    Powers and Duties of the Property Trustee.............................15
SECTION 2.9    Delaware Trustee......................................................18
SECTION 2.10   Certain Rights and Duties of the Property Trustee.....................18
SECTION 2.11   Registration Statement and Related Matters............................21
SECTION 2.12   Filing of Amendments to Certificate of Trust..........................22
SECTION 2.13   Execution of Documents by Regular Trustees............................22
SECTION 2.14   Trustees Not Responsible for Recitals
                    or Issuance of Securities........................................22
SECTION 2.15   Duration of Trust.....................................................22

                                      ARTICLE III

                                        SPONSOR

SECTION 3.1    Purchase of Common Securities by
                    IAC, Inc. and Management.........................................23
SECTION 3.2    Expenses..............................................................23

                                      ARTICLE IV

                                       TRUSTEES

SECTION 4.1    Number of Trustees; Qualifications....................................24
SECTION 4.2    Appointment, Removal and Resignation of Trustees......................27
SECTION 4.3    Vacancies Among Trustees..............................................30

SECTION 4.4    Effect of Vacancies...................................................30
SECTION 4.5    Meetings..............................................................30
SECTION 4.6    Delegation of Power...................................................31

                                       ARTICLE V

                                     DISTRIBUTIONS

SECTION 5.1    Distributions.........................................................31

                                      ARTICLE VI

                                ISSUANCE OF SECURITIES

SECTION 6.1    General Provisions Regarding Securities...............................31

                                      ARTICLE VII

                                 TERMINATION OF TRUST

SECTION 7.1    Termination of Trust..................................................35

                                     ARTICLE VIII

                                 TRANSFER OF INTERESTS

SECTION 8.1    General...............................................................36
SECTION 8.2    Restriction on Ownership and Transfers
                    of Preferred Securities; Exchange for
                    Excess Preferred Securities......................................36
SECTION 8.3    Excess Preferred Securities...........................................40
SECTION 8.4    Settlement............................................................43
SECTION 8.5    Remedies Not Limited..................................................43
SECTION 8.6    Ambiguity.............................................................43
SECTION 8.7    Severability..........................................................43
SECTION 8.8    Regular Trustees Discretion...........................................44
SECTION 8.9    Transfer of Certificates..............................................44
SECTION 8.10   Deemed Security Holders...............................................44
SECTION 8.11   Book Entry Interests..................................................45
SECTION 8.12   Notices to Holders of Certificates....................................46
SECTION 8.13   Appointment of Successor Clearing Agency..............................46
SECTION 8.14   Definitive Preferred Securities Certificates..........................46
SECTION 8.15   Mutilated, Destroyed, Lost or Stolen Certificates.....................46

                                      ARTICLE IX

                       LIMITATION OF LIABILITY; INDEMNIFICATION

SECTION 9.1    Exculpation...........................................................47
SECTION 9.2    Indemnification.......................................................48

                                       ARTICLE X

                                      ACCOUNTING

SECTION 10.1   Fiscal Year...........................................................48
SECTION 10.2   Certain Accounting Matters............................................48
SECTION 10.3   Banking...............................................................49
SECTION 10.4   Withholding...........................................................49

                                      ARTICLE XI

                                AMENDMENTS AND MEETINGS

SECTION 11.1   Amendments............................................................50
SECTION 11.2   Meetings of the Holders of Securities;
                    Action by Written Consent........................................51

                                      ARTICLE XII

                          REPRESENTATIONS OF PROPERTY TRUSTEE
                                 AND DELAWARE TRUSTEE

SECTION 12.1   Representations and Warranties of
                    Property Trustee and Delaware Trustee............................53

                                     ARTICLE XIII

                                        MERGER

SECTION 13.1   No Merger, Consolidation or Amalgamation of Trust.....................54
SECTION 13.2   Merger, Consolidation or Amalgamation of Trust........................54

                                      ARTICLE XIV

                                     MISCELLANEOUS

SECTION 14.1   Notices...............................................................55
SECTION 14.2   [Reserved] ...........................................................57
SECTION 14.3   Governing Law.........................................................57
SECTION 14.4   Headings..............................................................57
SECTION 14.5   Partial Enforceability................................................57
SECTION 14.6   Counterparts..........................................................58
SECTION 14.7   Intention of the Parties..............................................58
SECTION 14.8   Successors and Assigns................................................58
SECTION 14.9   Personal Liability....................................................58

EXHIBIT A - Certificate of Trust of IAC Capital Trust...............................A-1
EXHIBIT B - Initial Purchasers of Common Securities.................................B-1
ANNEX I - Form of Common Securities Certificate.....................................1-1
ANNEX II - Form of Preferred Securities Certificate................................II-1

                                        FORM OF
                                 AMENDED AND RESTATED
                                 DECLARATION OF TRUST
                                          OF
                                   IAC CAPITAL TRUST

                                ________________, 199_


               AMENDED AND RESTATED DECLARATION OF TRUST dated and effective as of _____________, 199_ by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Irvine Apartment Communities, Inc., a Maryland corporation, as one of the trust sponsors ("IAC, Inc."), Irvine Apartment Communities, L.P., a Delaware limited partnership ("IAC, L.P."), as the other trust sponsor, the sole general partner of which is IAC, Inc., and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust, subject to the priority and payment terms of each class or series of Securities (as defined herein) to be issued pursuant to this Amended and Restated Declaration of Trust.

               WHEREAS, IAC, Inc., IAC, L.P. and the Trustees entered into a Declaration of Trust dated as of October 31, 1997 (the "Original Declaration") in order to establish a statutory business trust (the "Trust") under the Business Trust Act (as hereinafter defined);

               WHEREAS, the Certificate of Trust of the Trust (the "Certificate of Trust") was filed with the office of the Secretary of State of the State of Delaware on October 31, 1997;

               WHEREAS, the Trustees, IAC, L.P. and IAC, Inc. desire to continue the Trust pursuant to the Business Trust Act for the purpose of (i) issuing and selling Preferred Securities (as defined herein) representing, subject to the priority and payment terms of each class or series of Securities, undivided beneficial interests in the assets of the Trust for cash and investing the proceeds thereof in Preferred L.P. Units (as hereinafter defined) of IAC, L.P. to be held as assets of the Trust and (ii) issuing and selling Common Securities (as defined herein) representing, subject to the priority and payment terms of each class or series of Securities, undivided beneficial interests in the assets of the Trust, to IAC, Inc. and to certain members of management of IAC, Inc. in exchange for cash and investing the proceeds thereof in an interest bearing account in, or certificate of deposit of, a Banking Institution (as defined herein); and

               NOW, THEREFORE, it being the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act, that the Original

Declaration be amended and restated in its entirety as provided herein and that this Amended and Restated Declaration of Trust, as amended, modified or supplemented as provided herein, constitute the governing instrument of such business trust, the Trustees declare that all assets referred to in clauses (i) and (ii) of the previous Whereas clause purchased by the Trust will be held in trust for the benefit of the Holders (as defined herein) of the Securities representing undivided beneficial interests in the assets of the Trust, subject to the priority and payment terms of each class or series of Securities, issued hereunder, subject to the provisions of this Amended and Restated Declaration of Trust, as amended, modified or supplemented as provided herein.


                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1  Definitions.

               (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

               (b) a term defined anywhere in this Declaration has the same meaning throughout;

               (c) all references to "the Declaration" or "this Declaration" are to this Amended and Restated Declaration of Trust (including Exhibits (the "Exhibits") and Annexes hereto (the "Annexes") and the Certificate of Terms of each series of Preferred Securities (the "Certificates of Terms")), as modified, supplemented or amended from time to time;

               (d) all references in this Declaration to Articles and Sections and Exhibits and Annexes are to Articles and Sections of and Exhibits and Annexes to this Declaration unless otherwise specified; and

               (e) a reference to the singular includes the plural and vice versa.

               "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

               "Appointment Event" means, with respect to a series of Preferred Securities, any events defined as an Appointment Event in the Certificate of Terms for such series of Preferred Securities.

               "Banking Institution" means a banking institution whose long-term unsecured indebtedness is rated by a "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, at least equal to (but in no event less than "A" or the equivalent) the highest rating assigned to any outstanding series of Preferred Securities by a nationally recognized statistical rating organization.

               "Beneficial Ownership" means, with respect to any Person, ownership of securities of a series of Preferred Securities equal to the sum of
(i) the securities of such series of Preferred Securities directly owned by such Person, (ii) the number of securities of such series of Preferred Securities indirectly owned by such Person, (if such Person is an "individual" as defined in section 542(a)(2) of the Code) taking into account the constructive ownership rules of section 544 of the Code, as modified by section 856(h)(1)(B) of the Code, and (iii) the number of shares of Preferred Securities of such series which such Person is deemed to beneficially own pursuant to Rule 13d-3 under the Exchange Act or which is attributed to such Person pursuant to section 318 of the Code, as modified by section 856(d)(5) of the Code; provided that no security shall be included more than once in calculating Beneficial Ownership. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

               "Book Entry Interest" means a beneficial interest in a Global Certificate registered in the name of a Clearing Agency or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Clearing Agency as described in Section 8.11.

               "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in New York, New York and Los Angeles, California are authorized or required by applicable law to close.

               "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

               "Capital Securities" means the Common Securities and the Preferred Securities of the Trust.

               "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

               "Certificate of Terms" has the meaning set forth in Section
1.1(c).

               "Certificate of Trust" has the meaning set forth in the second Whereas clause above.

               "Charitable Beneficiary" means the beneficiary of the Charitable Trust as determined pursuant to Section 8.3(e).

               "Charitable Trust" means the applicable trust created pursuant to
Section 8.3(a).

               "Charitable Trustee" means the trustee for the Charitable Trust, and any successor trustee appointed by a majority of the Regular Trustees, meeting the requirements of Sections 8.3(a)

               "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for a series of Preferred Securities and in whose name or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities of such series.

               "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

               "Closing Price" means, on any date, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and ask prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Preferred Securities of a series are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Preferred Securities on such series are listed or admitted to trading or, if the Preferred Securities of a series are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use, or if the Preferred Securities of a series are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Preferred Securities of such series selected by a majority of the Regular Trustees.

               "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation as interpreted by any applicable regulations or other administrative pronouncements as in effect from time to time.

               "Commission" means the Securities and Exchange Commission.

               "Common Security" has the meaning specified in Section 6.1(b).

               "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Annex I.

               "Covered Person" means (i) any officer, director, shareholder, partner, member, representative, employee or agent of the Trust or its Affiliates, (ii) any officer, director, shareholder, partner, member, representative, employee or agent of IAC, Inc. or its Affiliates and (iii) the Holders from time to time of the Securities.

               "Creditor" has the meaning specified in Section 3.2(d).

               "Definitive Preferred Security Certificates" has the meaning set forth in Section 8.11.

               "Delaware Trustee" has the meaning set forth in Section
4.1(a)(3).

               "Depositary Agreement" means, with respect to a series of Preferred Securities, the agreement among the Trust, the Property Trustee and DTC with respect to such series as the same may be amended or supplemented from time to time.

               "Distribution" means a distribution payable to Holders of Securities in accordance with Section 5.1.

               "DTC" means The Depository Trust Company, the initial Clearing Agency.

               "Excess Preferred Securities" means Excess Preferred Securities that would, under Section 8.3(e), automatically be exchanged for Preferred Securities [upon a transfer of an interest in the Charitable Trust in which such Excess Preferred Securities are held.]

               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time or any successor legislation.

               "Execution Date" means the date of execution and delivery of this Declaration.

               "Fiscal Year" has the meaning specified in Section 10.1.

               "Global Certificate" has the meaning set forth in Section 8.11.

               "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

               "IAC, Inc." means Irvine Apartment Communities, Inc.

               "Indemnified Person" means any Trustee, any Affiliate of any Trustee, any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee, or any employee or agent of the Trust or its Affiliates.

               "Investment Company" means an investment company as defined in the Investment Company Act.

               "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time or any successor legislation.

               "Legal Action" has the meaning specified in Section 2.6(h).

               "Liquidation Distribution" has the meaning set forth in the Certificate of Terms of each series of the Preferred Securities.

               "Majority in aggregate liquidation amount of the Securities" means, except as provided in the Certificate of Terms of each series of the Preferred Securities, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities voting separately as a class, or as the context may require, Holder(s) of one or more outstanding series of Preferred Securities voting together as a class, who are the record owners of the relevant class or series of Securities whose aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents more than 50% of the liquidation amount of all outstanding Securities of such class or series.

               "Market Price" on any date means the Closing Price on the Trading Day immediately preceding such date.

               "NASD" means the National Association of Securities Dealers, Inc.

               "NYSE" means the New York Stock Exchange, Inc.

               "Original Declaration" has the meaning set forth in the first WHEREAS clause above.

               "Outstanding" means the issued and outstanding shares of a series of Preferred Securities of the Trust, provided that for purposes of the application of the applicable Ownership Limit to any Person, the term "Outstanding" shall be deemed to include the number of securities of the applicable series of Preferred Securities that such Person alone could acquire pursuant to any options or convertible securities.

               "Ownership Limit" means with respect to any series of Preferred Securities, such percentage or percentages of the Outstanding securities of such series of Preferred Securities as shall be established by a majority of the Regular Trustees at the time they authorize such series of Preferred Securities pursuant to Section 6.1(d) and set forth in the related Certificate of Terms for such series.

               "Partnership Agreement" means the Second Amended and Restated Agreement of Limited Partnership of IAC, L.P. dated as of _________, 199_, as such agreement may be amended, modified, supplemented or restated from time to time. A copy of the Partnership Agreement shall be available for inspection at the office of the secretary at the corporate headquarters of IAC, Inc.

               "Paying Agent" has the meaning specified in Section 2.8(i).

               "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature; provided that for purposes of Article VIII, "Person" means
(a) an individual, corporation, partnership, estate, trust (including a trust qualified under section 401(a) or 501(c)(17), of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in section 642(c) of the Code, association, private foundation within the meaning of 509(a) of the Code, joint stock company or other entity and (b) also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act.

               "Preferred L.P. Units" means the Preferred Limited Partner Interests (as defined in the Partnership Agreement) in IAC, L.P.

               "Preferred Security" has the meaning specified in Section 6.1(b).

               "Preferred Security Certificate" means a definitive certificate in fully registered form representing a Preferred Security substantially in the form of Annex II or in the form attached as an exhibit to a Certificate of Terms for a series of Preferred Securities.

               "Preferred Security Distribution Payment Date" means, with respect to a series of Preferred Securities, the date on which a Distribution on such series is to be paid as provided in the Certificate of Terms for such series.

               "Preferred Security Indirect Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing

Agency).

               "Property Account" has the meaning specified in Section
2.8(c)(i).

               "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 4.1(c) and having the duties set forth for the Property Trustee herein.

               "Purported Beneficial Transferee" means, with respect to any purported Transfer of Preferred Securities which results in Excess Preferred Securities, the purported beneficial transferee for whom the Purported Record Transferee would have acquired shares of Preferred Securities, if such Transfer had not resulted in an exchange for such Excess Preferred Securities pursuant to
Section 8.2(c) (or in the event the provisions of Sections 8.2(a)(ii) and (iii) are in effect, had been valid under Section 8.2(a)).

               "Purported Record Transferee" means, with respect to any purported Transfer of Preferred Securities which results in Excess Preferred Securities, the record Holder of the Preferred Securities if such Transfer had not resulted in an exchange for such Excess Preferred Securities pursuant to
Section 8.2(c) (or in the event the provisions of Sections 8.2(a)(ii) and (iii) are in effect, had been valid under Section 8.2(a)).

               "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both such Regular Trustees and if there is only one Regular Trustee, such Regular Trustee.

               "REIT" means a Real Estate Investment Trust defined in section 856 of the Code.

               "Registration Statement" means a Registration Statement relating to the registration of the Trust's Preferred Securities under the Securities Act.

               "Regular Trustee" means any Trustee other than the Property Trustee, the Delaware Trustee and a Special Regular Trustee who is an individual who is an officer or director of IAC, Inc. A "majority of the Regular Trustees" means, if there are three or more Regular Trustees, a majority, if there are only two Regular Trustees, both such Regular Trustees, and if there is only one Regular Trustee, such Regular Trustee. In addition, all references in this Declaration to "Regular Trustees" shall mean "a majority of the Regular Trustees."


               "Resignation Request" has the meaning specified in Section
4.2(d).

               "Responsible Officer" means, with respect to the Property Trustee, the chairman of the board of directors, the president, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

               "Rule 3a-7" means Rule 3a-7 under the Investment Company Act or any successor rule thereunder.

               "SEC" means the Securities and Exchange Commission.

               "Securities" means the Common Securities, the Preferred Securities and the Excess Preferred Securities.

               "Securities Act" means the Securities Act of 1933, as amended from time to time or any successor legislation.

               "66-2/3% in liquidation amount of the Securities" means, except as provided in the penultimate paragraph of paragraph 6 of the Certificate of Terms of each series of the Preferred Securities, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities, voting separately as a class, or as the context may require, Holder(s) of one or more outstanding series of Preferred Securities voting together as a class, who are the record owners of the relevant class or series of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents 66-2/3% or more of the liquidation amount of all outstanding Securities of such class or series.

               "Special Event" means any event(s) defined as a Special Event in a Certificate of Terms for a series of Preferred Securities.

               "Special Regular Trustee" means a Regular Trustee appointed in accordance with Section 4.2(a)(ii)(B) if the Certificate of Terms of a series of Preferred Securities provides for the appointment of a Special Regular Trustee upon the occurrence of certain events.

               "Successor Delaware Trustee" has the meaning specified in Section 4.2(b)(ii).

               "Successor Property Trustee" means a successor Trustee possessing the qualifications to act as Property Trustee under Section 4.1(c).

               "Successor Securities" has the meaning specified in Section 13.2.

               "Trading Day" means a day on which the principal national securities exchange or interdealer quotation system on which the Preferred Securities of a series are listed or admitted to trading is open for the transaction of business or, if the Preferred Securities of such series are not listed or admitted to trading on any national securities exchange or interdealer quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

               "Transfer" means with respect to the Preferred Securities, any sale, transfer, gift, assignment, devise or other disposition of Preferred Securities (including (i) the granting of any option (including, but not limited to, an option to acquire an option or any series of such options) or entering into any agreement for the sale, transfer or other disposition of Preferred Securities or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Preferred Securities), whether voluntary or involuntary, whether of record or Beneficial Ownership, and whether by operation of law or otherwise (including, but not limited to, any transfer of an interest in other entities which results in a change in the Beneficial Ownership of Preferred Securities). The terms "Transfers" and "Transferred" shall have correlative meaning.

               "Treasury Regulations" means the income tax regulations including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

               "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.


                                      ARTICLE II

                                     ORGANIZATION

SECTION 2.1  Name.

               The Trust continued by this Declaration is named "IAC Capital Trust" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 2.2  Office.

               The address of the principal office of the Trust is c/o Irvine Apartment Communities, Inc., 550 Newport Center Drive, Suite 300, Newport Beach, California 92660. Upon ten days' written notice to the Holders, the Regular Trustees may change the location of the Trust's principal office. The name of the registered agent and office of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711, Attention: Corporate Trust Administration. At any time, the Regular Trustees may designate another registered agent and/or registered office. The books and records of the Trust will be maintained at the principal office of the Trust and will be open for inspection by a Holder of Preferred Securities or its representatives for any purpose reasonably related to its interest in the Trust during normal business hours.

SECTION 2.3  Purpose.

               The exclusive purposes and functions of the Trust are: (a) to issue and sell the Preferred Securities in one or more series for cash (and in accordance with this Declaration to issue Excess Preferred Securities); (b) to issue and sell the Common Securities for cash and invest the proceeds of such sale in an interest bearing account in, or certificate of deposit of, a bank;
(c) to invest the proceeds of the sale of each series of Preferred Securities in a series of Preferred L.P. Units of IAC, L.P. with economic terms substantially identical to the series of Preferred Securities; (d) to enter into such agreements and arrangements as may be necessary in connection with the sale of Preferred Securities and to take all action, and exercise such discretion, as may be necessary or desirable in connection therewith and to file such registration statements or make such other filings under the Securities Act, the Exchange Act or state securities or "Blue Sky" laws and to file with any stock exchange or interdealer quotation system any listing applications, as may be necessary or desirable in connection therewith and the issuance of the Preferred Securities; and (e) except as otherwise limited herein, to engage in only those other activities necessary, convenient or incidental thereto.

SECTION 2.4  Authority.

               Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. Any action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 2.5 Title to Property of the Trust.

               Except as provided in Section 2.8 with respect to the Preferred L.P. Units and the Property Account or unless otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust subject to the priority and payment terms of each class or series of Securities.

SECTION 2.6 Powers and Duties of the Regular Trustees.

               A majority of the Regular Trustees shall have the exclusive power, authority and duty to cause the Trust, and shall cause the Trust, to engage in the following activities:

               (a) to issue and sell Preferred Securities and Common Securities from time to time and to issue Excess Preferred Securities, in each case in accordance with this Declaration including establishing the terms of each series of Preferred Securities by amending the Declaration as set forth in Section 6.1(d); provided however, that there shall be no interests in the Trust other than the Securities;

               (b) in connection with the issuance of the Preferred Securities, at the direction of IAC, Inc., to effect or cause to be effected the filings, and to execute or cause to be executed, the documents, set forth in Section 2.11 and to execute, deliver and perform on behalf of the Trust each Depositary Agreement;

               (c) to invest the proceeds of the sale of each series of Preferred Securities in a series of Preferred L.P. Units of IAC, L.P. with economic terms substantially identical to the series of Preferred Securities so issued and sold; provided, however, that the Regular Trustees shall cause legal title to all of the Preferred L.P. Units to be vested in, and the Preferred L.P. Units to be held of record in the name of, the Property Trustee for the benefit of the Holders of the Preferred Securities;

               (d) to invest the proceeds from the sale of the Common Securities in an interest bearing account in, or certificate of deposit of, a Banking Institution;

               (e) to cause the Trust to enter into underwriting or purchase agreements and such other agreements and arrangements as may be necessary or desirable in connection with the sale of any series of Preferred Securities, and to take all action, and exercise all discretion, as may be necessary or desirable in connection with the consummation thereof;

               (f) to give prompt written notice to the Property Trustee, the Holders of the Common Securities and the Holders of any applicable series of Preferred Securities of the occurrence of a Special Event;

               (g) to declare Distributions on the Securities out of funds legally available therefore at such times and in such amounts in accordance with the terms of the Securities; and to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including Distributions, voting rights and redemptions, and to issue relevant notices to Holders of the Preferred Securities and Common Securities as to such actions and applicable record dates;

               (h) to redeem Preferred Securities in accordance with the provisions of this Declaration and to take all actions, perform such duties and make such determinations as may be necessary or incidental to the foregoing;

               (i) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 2.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

               (j) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

               (k) to incur expenses which are necessary, convenient or incidental to carrying out any of the purposes of the Trust;

               (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities; the Regular Trustees hereby initially appointing the Property Trustee for such purposes;

               (m) to take all actions, perform such duties and make such determinations as may be required or permitted of the Regular Trustees pursuant to this Declaration (including, without limitation, those specified in Articles VI and VIII hereof and any ministerial actions taken in connection with a Special Event) and the terms of the Securities;

               (n) to take all action which may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust has been created;

               (o) to take all action, not inconsistent with this Declaration or with applicable law, which the Regular Trustees determine in their sole discretion to be reasonable and necessary or desirable in carrying out the activities of the Trust as set out in this Section 2.6, in order that:

                      (i) the Trust will not be deemed to be an Investment
               Company required to be registered under the Investment Company Act; and

                      (ii) the Trust will be treated as a REIT for United States federal income tax purposes;

provided that such action does not materially and adversely affect the interests of Holders; provided further that Section 2.6(n)(ii) shall be effective so long as the Trust has elected (or reelected) REIT status for United States federal income tax purposes and not terminated such election (or reelection) under
Section 11.1(c) hereof;

               (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

               (q) subject to the requirements of Rule 3a-7 to appoint one or more Paying Agents in addition to the Property Trustee;

               (r) to determine on which stock exchange or interdealer quotation system the Preferred Securities should be listed;

               (s) to prepare or cause to be prepared, execute and file or cause to be filed such reports and other information on behalf of the Trust with the Commission and any stock exchange or interdealer quotation system on which the Preferred Securities may be listed as may be required under the Exchange Act and the rules and regulations of the Commission thereunder or under the rules of any such stock exchange or interdealer quotation system; and

               (t) to execute all documents or instruments, perform all duties and powers and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

               The Regular Trustees must exercise the powers set forth in this
Section 2.6 in a manner which is consistent with the purposes and functions of the Trust set out in Section 2.3 and the Regular Trustees shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 2.3.

               Subject to this Section 2.6, the Regular Trustees shall have none of the powers nor any of the authority of the Property Trustee set forth in
Section 2.8.

SECTION 2.7 Prohibition of Actions by Trust and Trustees.

               The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall not:

               (a) invest any amounts received by the Trust from holding the Preferred L.P. Units purchased by the Trust but shall promptly deposit such funds in the Property Account;

               (b) acquire any assets other than as expressly provided herein;

               (c) possess Trust property for other than a Trust purpose;

               (d) make any loans or investments, other than investments represented by the Preferred L.P. Units and in connection with the investment of the proceeds of the sale of the Common Securities;

               (e) issue any securities or other evidences of beneficial ownership of, or beneficial interests in, the Trust other than the Securities; or

               (f) incur any indebtedness for borrowed money.

SECTION 2.8 Powers and Duties of the Property Trustee.

               (a) The legal title to the Preferred L.P. Units shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Preferred L.P. Units shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Article IV. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

               (b) The Property Trustee shall not transfer its right, title and interest in the Preferred L.P. Units to the Regular Trustees or, if the Property Trustee does not also act as the Delaware Trustee, the Delaware Trustee.

               (c)  The Property Trustee shall:

                      (i) establish and maintain one or more segregated
               non-interest bearing bank accounts (collectively, the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Preferred Securities and, on the receipt of payments of funds made in respect of the Preferred L.P. Units purchased by the Trust, deposit all such payments into the Property Account. Funds in the Property Account shall be held uninvested, and without liability for interest thereon, until disbursed in accordance with this Declaration. The Property Account shall be an account which is maintained with a Banking Institution;

                      (ii) if, as and when the Regular Trustees declare a
               Distribution with respect to a series of Preferred Securities, the Property Trustee shall, subject to the priority and payment terms of each class or series of Securities but without any further act of the Property Trustee or the Regular Trustees, on the applicable Preferred Security Distribution Date pay, in accordance with Section 5.1, such Distribution to the Holders of such series of Preferred Securities out of funds deposited in the Property Account and the terms of such series of Preferred Securities;

                      (iii) if the Preferred Securities of a series are called
               for redemption or are to be repaid upon their stated maturity or upon liquidation, dissolution or winding up of the Trust, the Property Trustee shall, subject to the priority and payment terms of each class or series of Securities but without any further act of the Property Trustee or the Regular Trustees, on the applicable redemption or repayment date pay to the Holders of such series of Preferred Securities out of funds deposited in the Property Account the amount specified in the terms of such series of Preferred Securities to be paid on such date in accordance with Section 5.1 and the terms of such series of Preferred Securities, any such redemption payment to be made solely out of funds deposited in the Property Account from the redemption of Preferred L.P. Units.

                      (iv) engage in such ministerial activities as shall be
               necessary or appropriate to effect promptly the redemption of any series of the Preferred Securities;

                      (v) upon notice of a Distribution issued by the Regular
               Trustees in accordance with the terms of the Preferred Securities of a series, engage in such ministerial activities as shall be necessary or appropriate to effect promptly the Distribution pursuant to the terms of such series of Preferred Securities to Holders thereof; and

                      (vi) have the legal power to exercise all of the rights,
               powers and privileges of a Holder of the Preferred L.P. Units.

               (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Preferred Securities set forth in any Certificate of Terms.

               (e) The Property Trustee shall take any Legal Action which arises out of or in connection with the holding of Preferred L.P. Units or the Property Trustee's duties and obligations under this Declaration or the Business Trust Act.

               (f) All moneys deposited in the Property Account, and all Preferred L.P. Units held by the Property Trustee for the benefit of the Holders of the Securities, will not be subject to any right, charge, security interest, lien or claim of any kind in favor of, or for the benefit of, the Property Trustee or its agents or their creditors.

               (g) The Property Trustee shall, within 90 days after the occurrence of any event which could lead to Legal Action as set forth in (e) above, transmit by mail, first class postage prepaid, to the Holders of the Securities, as their names and addresses appear upon the register, notice of any such event known to the Property Trustee, unless such event which could lead to Legal Action has been remedied before the giving of such notice; provided, that, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers, of the Property Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities. The Property Trustee shall not be deemed to have knowledge of any such event, except (i) a default in the payment of a Distribution declared by the Regular Trustees on a series of Preferred Securities, (ii) a default in the payment of a Distribution declared by IAC, L.P. on the Preferred L.P. Units, or (iii) any event as to which the Property Trustee shall have received written notice or a Responsible Officer charged with the administration of this Declaration shall have obtained written notice.

               (h) The Property Trustee shall not resign as a Trustee unless either:

                      (i) the Trust has been completely liquidated and the
               proceeds thereof distributed to the Holders of Securities pursuant to the priority and payment terms of each class or series of Securities and this Declaration; or

                      (ii) a Successor Property Trustee has been appointed and
               accepted that appointment in accordance with Article IV.

               (i) The Property Trustee shall act as paying agent in respect of the Common Securities and, if the Preferred Securities are not in book entry only form, the Preferred Securities (and, if applicable, Excess Preferred Securities) and, subject to Section 2.6(p), may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to the Preferred Securities and any Excess Preferred Securities. Any Paying Agent may be removed by the Property Trustee, after consultation with the Regular Trustees, at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee, subject to Section 2.6(p).

               (j) Subject to this Section 2.8, the Property Trustee shall have none of the powers or the authority of the Regular Trustees set forth in Section 2.6.

               (k) The Property Trustee shall exercise the powers, duties and rights set forth in this Section 2.8 and Section 2.10 in a manner which is consistent with the purposes and functions of the Trust set out in Section 2.3, and the Property Trustee shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 2.3.

SECTION 2.9 Delaware Trustee.

               Notwithstanding any other provision of this Declaration other than Section 4.1(a)(3), the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees and the Property Trustee described in this Declaration. Except as set forth in Section 4.1(a)(3), the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

SECTION 2.10 Certain Rights and Duties of the Property Trustee.

               (a) The Property Trustee undertakes to perform only such duties as are specifically set forth in this Declaration and shall exercise the same degree of care as a prudent individual would exercise under the circumstances in the conduct of his or her own affairs, and no implied covenants shall be read into this Declaration against the Property Trustee.

               (b) If the Property Trustee fails to take Legal Action as provided in Section 2.8(e) hereof, a Majority in aggregate liquidation amount of the Preferred Securities may direct the Property Trustee to take such Legal Action.

               (c) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                      (i) the duties and obligations of the Property Trustee
               shall be determined solely by the express provisions of this Declaration, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee;

                      (ii) in the absence of bad faith on the part of the
               Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                      (iii) the Property Trustee shall not be liable for any
               error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                      (iv) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders as provided in
               Section 2.10(b) hereof, or exercising any trust or power conferred upon the Property Trustee under this Declaration; and

                      (v) no provision of this Declaration shall require the
               Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it.

               (d) Subject to the provisions of Section 2.10(a) and (c):

                      (i) whenever in the administration of this Declaration,
               the Property Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part and, if the Trust is excluded from the definition of Investment Company solely by means of Rule 3a-7, subject to the requirements of Rule 3a-7, request and rely upon a certificate, signed by a majority of the Regular Trustees or by an authorized officer of IAC, Inc., as the case may be;

                      (ii) The Property Trustee (A) may consult with counsel
               (which may be counsel to IAC, Inc. or any of its Affiliates and may include any of its employees) selected by it in good faith and with due care and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice and opinion and (B) shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                      (iii) The Property Trustee may execute any of the trusts
               or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it in good faith and with due care;

                      (iv) The Property Trustee shall be under no obligation to
               exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holders, unless such Holders shall have offered to the Property Trustee reasonable security and indemnity against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction; and

                      (v) Any action taken by the Property Trustee or its agents hereunder shall bind the Holders of the Securities and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Property Trustee to so act, or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action.

SECTION 2.11  Registration Statement and Related Matters.

               In accordance with the Original Declaration, IAC, L.P., IAC, Inc. and the Trustees have authorized and directed, and hereby confirm the authorization of,

IAC, Inc., as one of the sponsors of the Trust, (i) to file with the Commission and execute, in each case on behalf of the Trust, (a) registration statements on Form S-11 or other appropriate form, including any amendments to such registration statements, relating to the registration under the Securities Act of any Preferred Securities of the Trust and (b) registration statements on Form 8-A or other appropriate form (including all amendments thereto) relating to the registration of any Preferred Securities of the Trust under Section 12(b) of the Exchange Act; (ii) to file with any stock exchange or interdealer quotation system and execute on behalf of the Trust listing applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause any Preferred Securities to be listed on a stock exchange or interdealer quotation system; (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register any Securities under the securities or "Blue Sky" laws of such jurisdictions as IAC, Inc. on behalf of the Trust, may deem necessary or desirable, (iv) to prepare and execute letters or documents to or instruments with, the Depository Trust Company relating to any series of Preferred Securities or Excess Preferred Securities,
(v) to execute on behalf of the Trust such underwriting or purchase agreements as may be necessary or desirable in connection with sale of any Securities to any initial purchasers thereof and (vi) to incur (or cause IAC, L.P. to incur) expenses, execute documents and to take any and other actions as shall be necessary or desirable in offering any series of Preferred Securities. In the event that any filing referred to in clauses (i)-(iii) above is required by the rules and regulations of the Commission, any stock exchange or interdealer quotation system or state securities or blue sky laws, to be executed on behalf of the Trust by the Trustees, the Regular Trustees, in their capacities as Trustees of the Trust, are hereby authorized and directed to join in any such filing and to execute on behalf of the Trust any and all of the foregoing, it being understood that the Property Trustee and the Delaware Trustee, in their capacities as Trustees of the Trust, shall not be required to join in any such filing or execute on behalf of the Trust any such document unless required by the rules and regulations of the Commission, any stock exchange or interdealer quotation system or state securities or blue sky laws. In connection with all of the foregoing, IAC, Inc. and each Trustee, solely in its capacity as Trustee of the Trust, have constituted and appointed, and hereby confirm the appointment of, James E. Mead, Shawn Howie, Jeffrey Small and James M. Lurie and each of them, as his, her or its, as the case may be, true and lawful attorneys-in-fact, and agents, with full power of substitution and resubstitution, for IAC, Inc. or such Trustee or in IAC, Inc.'s or such Trustee's name, place and stead, in any and all capacities, to sign any and all documents referred to in clauses (i) -
(vi) above and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as IAC, Inc. or such Trustee might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

SECTION 2.12 Filing of Amendments to Certificate of Trust.

               The Certificate of Trust as filed with the Secretary of State of the State of Delaware on October 31, 1997 is attached hereto as Exhibit A. On or after the date of execution of this Declaration, the Trustees shall cause the filing with the Secretary of State of the State of Delaware of such amendments to the Certificate of Trust as the Regular Trustees shall deem necessary or desirable.

SECTION 2.13 Execution of Documents by Regular Trustees.

               Unless otherwise determined by the Regular Trustees and except as otherwise required by the Business Trust Act with respect to the Certificate of Trust or otherwise, a majority of the Regular Trustees are authorized to execute and deliver on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute or deliver pursuant to this Declaration.

SECTION 2.14  Trustees Not Responsible for Recitals or Issuance of Securities.

               The recitals contained in this Declaration and the Securities shall be taken as the statements of IAC, Inc. and IAC, L.P., as sponsors of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 2.15 Duration of Trust.

               The Trust, absent termination pursuant to the provisions of
Article VII hereof, shall have existence until December 31, 2092.


                                   ARTICLE III

                                     SPONSOR

SECTION 3.1  Purchase of Common Securities by IAC, Inc. and Management.

               On the Execution Date, IAC, Inc. and certain members of management of IAC, Inc. set forth in Exhibit B hereto will purchase the number of Common Securities issued by the Trust as are set forth opposite the name of such Person in Exhibit B hereto, at $25.00 per Common Security, for an aggregate purchase price of

$5,000.00. The Regular Trustees are hereby authorized to issue and sell additional Common Securities to IAC, Inc. or members of management of IAC, Inc. at such times and for such consideration as the Regular Trustees in their sole discretion may deem advisable.

SECTION 3.2  Expenses.

               (a) IAC, L.P. shall be responsible for and shall pay for all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization, formation and initial capitalization of the Trust, all costs and expenses of the Trust being a public company, including costs of filings with the Commission, reports and other Distributions to the Holders of Preferred Securities issued by the Trust, Commission and NASD fees payable with respect to any Registration Statement of the Trust, all costs and expenses, including any stock exchange or interdealer quotation system listing fees, relating to the issuance of Preferred Securities pursuant to such Registration Statement and this Declaration, the issuance of the Preferred Securities to initial purchasers thereof, the fees and expenses (including reasonable counsel fees and expenses) of the Trustees (including any amounts payable under Article
IX), the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the disposition of Trust assets).

               (b) IAC, L.P. will pay any and all United States federal, state, local, and foreign taxes, and other assessments of a similar nature (other than withholding taxes imposed on Trust Distributions to Holders of Trust Securities), and all liabilities, costs and expenses with respect to such taxes or assessments of the Trust.

               (c) IAC, L.P. will be primarily liable for any indemnification obligations arising with respect to the Declaration.

               (d) IAC, L.P.'s obligations under this Section 3.2 shall be for the benefit of, and shall be enforceable by, any Person to whom any such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce IAC, L.P.'s obligations under this Section 3.2 directly against IAC, L.P., and IAC, Inc. and IAC, L.P. irrevocably waive any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against IAC, L.P. IAC, Inc. and IAC, L.P. agree to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 3.2.

                                      ARTICLE IV

                                       TRUSTEES

SECTION 4.1 Number of Trustees; Qualifications.

               (a) The number of Trustees initially shall be three (3). At any time (i) before the issuance of Securities, IAC, Inc. may, by written instrument, increase or decrease the number of, and appoint, remove and replace the, Trustees, and (ii) after the issuance of Securities and except as provided in clause (5) below and Section 4.2(a)(ii)(B) with respect to the Special Regular Trustee, the number of Trustees may be increased or decreased solely by, and Trustees may be appointed, removed or replaced solely by, vote of Holders of Common Securities representing a Majority in liquidation amount of the Common Securities voting as a class; provided that in any case:

                      (1) the number of Trustees shall be at least three (3)
               unless the Trustee that acts as the Property Trustee also acts as the Delaware Trustee, in which cases the number of Trustees shall be at least two (2);

                      (2) unless a Special Regular Trustee has been appointed
               (which appointment shall not impair the right of the Holders of Common Securities to increase or decrease the number of, or to appoint, remove or replace, Trustees (other than the Special Regular Trustee) as provided above), one or more of the Trustees shall at all times be an officer of IAC, Inc.;

                      (3) if required by the Business Trust Act, one Trustee
               (the "Delaware Trustee") shall be either a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, except that if the Property Trustee has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, then the Property Trustee shall also be the Delaware Trustee and Section
               2.9 shall have no application;

                      (4) there shall at all times be a Property Trustee
               hereunder which shall satisfy the requirements of Section 4.1(c); and

                      (5) the number of Trustees shall be increased
               automatically by one (1) if an Appointment Event has occurred and is continuing and the Holders of a Majority in aggregate liquidation amount of the applicable series of Preferred Securities entitled to vote appoint a Special Regular Trustee in accordance with and subject to Section 4.2(a)(ii)(B) and the terms of such series of Preferred Securities.

Each Trustee shall be either a natural person at least 21 years of age or a legal entity which shall act through one or more duly appointed representatives.

               (b) The initial Regular Trustee shall be:

               James E. Mead

               c/o    Irvine Apartment Communities, Inc.
                      550 Newport Center Drive
                      Suite 300
                      Newport Beach, California 92660

               (c) There shall at all times be one Trustee which shall act as Property Trustee. In order to act as Property Trustee hereunder, such Trustee shall:

                      (i) not be an Affiliate of IAC, Inc., IAC, L.P., The
               Irvine Company or Donald Bren;

                      (ii) be a corporation organized and doing business under
               the laws of the United States of America or any State or Territory thereof or of the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 4.1(c)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

                      (iii) if the Trust is excluded from the definition of an
               Investment Company solely by reason of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the "eligible assets" (as defined in Rule 3a-7) of the Trust, the Property

               Trustee shall possess those qualifications.

               If at any time the Property Trustee shall cease to satisfy the requirements of clauses (i)-(iii) above, the Property Trustee shall immediately resign in the manner and with the effect set out in Section 4.2(d).

               The initial Trustee which shall serve as the Property Trustee is The Bank of New York, whose address is as set forth in Section 14.1(b).

               (d) The initial Trustee which shall serve as the Delaware Trustee is The Bank of New York (Delaware), whose address is as set forth in Section 14.1(c).

               (e) Any action taken by (i) Holders of Common Securities pursuant to this Article IV or (ii) Holders of Preferred Securities pursuant to this
Article IV to appoint or remove a Special Regular Trustee upon the occurrence of an Appointment Event, shall be taken at a meeting of Holders of Common Securities or Preferred Securities, as the case may be, convened for such purpose or by written consent as provided in Section 11.2.

               (f) No amendment may be made to this Section 4.1 which would change any rights with respect to the number, existence or appointment and removal of Trustees (other than any Special Regular Trustee), except with the consent of each Holder of Common Securities. In addition, no amendment or modification may be made to Section 4.1(c)(iii).

               (g) No amendment may be made to this Section 4.1 or Section 4.2(a)(ii)(B), which would change the rights of Holders of a series of Preferred Securities to appoint, remove or replace a Special Regular Trustee upon the occurrence of an Appointment Event applicable to such series except with the consent of each Holder of Preferred Securities of such series.

               (h) Any corporation into which the Delaware Trustee or the Property Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Delaware Trustee or the Property Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Delaware Trustee or the Property Trustee, shall be the successor of the Delaware Trustee or the Property Trustee hereunder, as applicable, provided that such corporation shall be qualified under the provisions of this Section 4.1, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 4.2 Appointment, Removal and Resignation of Trustees.

               (a) Subject to Section 4.2(b), Trustees may be appointed, removed or replaced without cause at any time:

                      (i) until the issuance of any Securities, by written instrument executed by IAC, Inc.; and

                      (ii)   after the issuance of any Securities,

                             (A) other than with respect to a Special Regular
               Trustee, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class; and

                             (B) subject to the next two sentences of this
               clause (B), if an Appointment Event has occurred and is continuing with respect to one or more series of Preferred Securities, one (1) additional Regular Trustee for all such series, who shall have the same rights, powers and privileges under this Declaration as the Regular Trustees, (the "Special Regular Trustee"), may be appointed, who need not be an employee or officer of, or otherwise an Affiliate of IAC, Inc., by vote of the Holders of a Majority in aggregate liquidation amount of the series of Preferred Securities so affected (voting separately as a class with all other series of Preferred Securities upon which like voting have been conferred and are exercisable) and such Special Regular Trustee may only be removed (otherwise than by the operation of Section 4.2(c)), by vote of the Holders of a Majority in liquidation amount of each series of Preferred Securities upon which like voting rights have been conferred and are exercisable voting as a single class. Only one Special Regular Trustee shall be appointed with respect to all series of Preferred Securities upon whom the right to appoint a Special Regular Trustee upon the occurrence of an Appointment Event shall have been conferred pursuant to the Certificate of Terms for such series notwithstanding that such right with respect to a series of Preferred Securities becomes exercisable subsequent to a Special Regular Trustee having been appointed by any other series of Preferred Securities. In such event, the Special

               Regular Trustee so appointed shall, without any further act or vote by the Holders of any series of Preferred Securities, be deemed to have been appointed to act in such capacity for all series of Preferred Securities upon which like voting rights have been conferred and are exercisable.

               (b)       (i)   The Trustee that acts as Property Trustee shall
                               not be removed in accordance with Section
                               4.2(a) until a Successor Property Trustee possessing the qualifications to act as Property Trustee under Section 4.1(c) has been appointed and has accepted such appointment by written instrument executed by such Successor
                               Property Trustee and delivered to the Regular
                               Trustees, IAC, Inc. and the Property Trustee being removed; and

                         (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 4.2(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under
                               Section 4.1(a)(3) (a "Successor Delaware
                               Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, IAC, Inc. and the Delaware Trustee being removed.

               (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation; provided that a Special Regular Trustee shall only hold office while an Appointment Event is continuing and shall cease to hold office immediately after the Appointment Event with respect to each series of Preferred Securities pursuant to which the Special Regular Trustee was appointed and all other Appointment Events cease to be continuing.

               (d) Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument (a "Resignation Request") in writing signed by the Trustee and delivered to IAC, Inc. and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                        (i) no such resignation of the Trustee that acts as the
               Property Trustee shall be effective until:

                               (A) a Successor Property Trustee possessing the
               qualifications to act as Property Trustee under Section 4.1(c) has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, IAC, Inc. and the resigning Property Trustee; or

                               (B) if the Trust is excluded from the definition
               of an Investment Company solely by reason of Rule 3a-7, until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities in accordance with the priority and payment terms of each class or series of Securities;

                        (ii) no such resignation of the Trustee that acts as the
               Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, IAC, Inc. and the resigning Delaware Trustee; and

                        (iii) no such resignation of a Special Regular Trustee
               shall be effective until the 60th day following delivery of the Resignation Request to IAC, Inc. and the Trust or such later date specified in the Resignation Request during which period the Holders of the Preferred Securities of all series upon which the right to appoint a Special Regular Trustee upon the occurrence of an Appointment Event shall have been conferred and are then exercisable shall have the right to appoint a successor Special Regular Trustee as provided in this Article IV.

               (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 4.2 within 60 days after delivery to IAC, Inc. and the Trust of a Resignation Request, the resigning Property Trustee or Delaware Trustee may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

SECTION 4.3  Vacancies Among Trustees.

               If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 4.1 or if the number of Trustees is increased pursuant to Section 4.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with the requirements of this
Article IV.

SECTION 4.4 Effect of Vacancies.

               The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee, or any one of them, shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur until such vacancy is filled as provided in this Article IV, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 4.5  Meetings.

               Meetings of the Regular Trustees shall be held from time to time upon the call of any Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meeting of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meeting of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter; provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

SECTION 4.6 Delegation of Power.

               (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any registration statement or amendment thereto or other document or schedule filed with the Commission or any stock exchange or interdealer quotation system or making any other governmental filing (including, without limitation to filings referred to in Section 2.11).

               (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust or IAC, Inc. the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.


                                       ARTICLE V

                                     DISTRIBUTIONS

SECTION 5.1  Distributions.

               Holders shall receive (i) periodic distributions when, as and if declared by the Regular Trustees out of funds legally available for the payment therefor ("Distributions") and (ii) redemption payments and liquidation distributions, in each case, in accordance with the applicable terms of the relevant Holder's Securities and subject to each class or series priority and payment terms.


                                      ARTICLE VI

                                ISSUANCE OF SECURITIES

SECTION 6.1  General Provisions Regarding Securities.

               (a) The Regular Trustees shall issue on behalf of the Holders, Securities in fully registered form representing undivided beneficial interests in the assets of the Trust subject to the priority and payment terms of each class or series of Securities in accordance with this Article VI.

               (b) The Regular Trustees may issue from time to time on behalf of the Trust up to (i) 10,000 common securities (liquidation amount $25.00 per common security) representing common undivided beneficial interests in the assets of the Trust, subject to the priority and payment terms of each class or series of Securities, (the "Common Securities"), (ii) 25 million preferred securities issuable in one or more series, as provided in Section 6.1(d) below representing preferred undivided beneficial interests in the assets of the Trust, subject to the priority and payment terms of each class or series of Securities (the "Preferred Securities"), and (iii) 25 million securities of a class designated Excess Preferred Securities issuable in one or more series as provided in
Section 6.1(e) below. The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities, the Common Securities and the Excess Preferred Securities.

               (c) (i) The Common Security Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice;

                      (ii) The proceeds from the sale of any Common Securities
               shall be invested in an interest bearing account in, or certificate of deposit of, a Banking Institution;

                      (iii) The Holders of Common Securities are entitled to one vote per Common Security on all matters submitted for a vote of the Holders of Common Securities and, except as otherwise provided in Section 11.1(a) or in respect of any series of Preferred Securities hereafter established, the exclusive voting power for all purposes (including with respect to amendments to this Declaration) shall be vested in the Holders of the Common Securities;

                      (iv) Subject to the provisions of law and any preferential rights of any series of Preferred Securities hereafter established, Holders of Common Securities are entitled to receive ratably such Distributions as may be declared from time to time on the Common Securities by a majority of the Regular Trustees in their sole and absolute discretion from funds legally available therefor;

                      (v) Unless otherwise provided in this Declaration, matters submitted for approval to Holders of Common Securities require a majority vote of the Common Securities present and voting thereon. The Holders of Common Securities have the exclusive right (subject to the terms of the Declaration) to appoint, remove or replace Trustees and to increase or decrease the number of Trustees, subject to the right of Holders of the Preferred Securities of a series to appoint (subject to Section 4.2(a)(B)) a Special Regular Trustee upon the occurrence of an Appointment Event with respect to such series;

                      (vi) Subject to (1) the preferential rights of outstanding series of Preferred Securities, if any and (2) the preferential rights of outstanding series of Excess Preferred Securities, if any, in the event of any liquidation, dissolution or winding up of, the Trust, whether voluntary or involuntary, each Holder of Common Securities shall be entitled, after payment or provision for payment of the debts and other liabilities of the Trust and the amount to which the Holders of any series of Preferred Securities and Excess Preferred Securities hereafter classified or reclassified as having a preference on Distributions in the liquidation, dissolution or winding up of the Trust shall be entitled, to receive ratably with each other Holder of Common Securities all remaining assets of the Trust available for Distribution to the Holders of Common Securities; and

                      (vii) Holders of Common Securities have no subscription,
               redemption, conversion or preemptive rights;

               (d) A majority of Regular Trustees are authorized, subject to any limitations prescribed by law and the provisions of this Article VI, to provide for the issuance of the shares of Preferred Securities in series, by executing a Certificate of Terms to establish from time to time the number of securities to be included in each such series, and to fix the designations, powers, preferences and rights of the securities of each such series and the qualifications, limitations or restrictions thereof including, but not limited to, the Ownership Limit applicable to such series of Preferred Securities; provided, however, that the Regular Trustees shall not approve the issuance of a series of Preferred Securities that would cause the Trust to be deemed an Investment Company required to be registered under the Investment Company Act. Except as required by law, as provided in Section 11.1(a) or as otherwise provided in a Certificate of Terms with respect to a series of Preferred Securities, Holders of Preferred Securities shall have no voting rights. Subject to the provisions contained in Section 11.1(a), the Regular Trustees are authorized to establish the terms of a series of Preferred Securities and to cause the issuance thereof without the consent or vote of Holders of any class or series of Securities. Upon issuance of a series of Preferred Securities, the Certificate of Terms shall constitute an amendment to this Declaration and shall become a part hereof whether or not attached hereto and an original executed copy of such Certificate of Terms shall be delivered to the Property Trustee.

               (e) At such time as the Regular Trustees authorize a series of Preferred Securities pursuant to Section 6.1(d), without any further or separate action of the Regular Trustees, there shall be deemed to be authorized a series of Excess Preferred Securities consisting of the number of securities included in the series of Preferred Securities and having terms, rights, restrictions and qualifications identical thereto, except to the extent that Article VIII requires different terms. In such event, any appropriate correlative modification in all defined terms shall be deemed to have been made.

               (f) The Certificates shall be signed on behalf of the Trust by a majority of the Regular Trustees. Such signatures may be the manual or facsimile signatures of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Certificate. In case any Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificate so signed shall be delivered by the Trust, such Certificate nevertheless may be delivered as though the person who signed such Certificate had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons as, at the actual date of the execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which such Securities may be listed, or to conform to usage. Pending the preparation of definitive Certificates, the Regular Trustees on behalf of the Trust may execute temporary Certificates (printed, lithographed or typewritten), in substantially the form of the definitive Certificates in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Certificates, all as may be determined by the Regular Trustees. Each temporary Certificate shall be executed by the Regular Trustees on behalf of the Trust upon the same conditions and in substantially the same manner, and with like effect, as definitive Certificates. Without unnecessary delay, the Regular Trustees on behalf of the Trust will execute and furnish definitive Certificates and thereupon any or all temporary Certificates may be surrendered to the transfer agent and registrar in exchange therefor (without charge to the Holders). Each Certificate whether in temporary or definitive form shall be countersigned by the manual or facsimile signature of an authorized signatory of the Person acting as registrar and transfer agent with respect to such Securities, which shall initially be the Property Trustee.

               (g) The consideration received by the Trust for the issuance of the Capital Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

               (h) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

               (i) Every Person, by virtue of having become a Holder or a Preferred Security Indirect Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by this Declaration.

               (j) Upon issuance of the Common Securities as provided in this Declaration, the Regular Trustees on behalf of the Trust shall return to IAC, Inc. the $10 constituting initial trust assets as set forth in the Original Declaration.


                                   ARTICLE VII

                              TERMINATION OF TRUST

SECTION 7.1 Termination of Trust.

               This Declaration and the Trust shall terminate and be of no further force or effect when:

                      (i) (A) all of the Preferred Securities of all series
               shall have been repaid in accordance with the terms thereof or called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders thereof in accordance with the priority and payment terms of the Preferred Securities and (B) all of the Common Securities are no longer outstanding; or

                      (ii) upon the expiration of the term of the Trust as set
               forth in Section 2.15; or

                      (iii) upon the expiration of the term of IAC, L.P. on
               December 31, 2092, unless sooner dissolved.

and a certificate of cancellation is filed by the Trustees with the Secretary of State of the State of Delaware. The Trustees shall so file such a certificate as soon as practicable after the occurrence of an event referred to in this Section 7.1.

               The provisions of Sections 2.10 and 3.2 and Article IX shall survive the termination of the Trust.

                                  ARTICLE VIII

                              TRANSFER OF INTERESTS

SECTION 8.1  General.

               (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration.

               (b) Subject to this Article VIII, Preferred Securities shall be freely transferable.

SECTION 8.2 Restriction on Ownership and Transfers of Preferred Securities; Exchange for Excess Preferred Securities.

               (a)  General.

                      (i) Except as provided in Section 8.2(f), no Person shall
               Beneficially Own shares of a series of Preferred Securities in excess of the Ownership Limit applicable to such series.

                      (ii) Except as provided in Section 8.2(f) (and subject to
               Section 8.4), any Transfer (whether or not such Transfer is the result of transactions entered into through the facilities of any stock exchange of interdealer quotation system) that, if effective, would result in any Person Beneficially Owning securities of a series of Preferred Securities in excess of the Ownership Limit applicable to such series shall be void ab initio as to the Transfer of such securities which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit applicable to such series, and the intended transferee shall acquire no rights in such securities.

                      (iii) Except as provided in Section 8.2(f) (and subject to
               Section 8.4), any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of any stock exchange or interdealer quotation system) that, if effective, would result in the Preferred Securities being Beneficially Owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of such securities which would be otherwise Beneficially Owned by the transferee and the intended transferee shall acquire no rights in such securities.

                      (iv) A Transfer of Preferred Securities which is null and
               void under (A) Section 8.2(a)(ii) because it could, if effective, result in the ownership of a series of Preferred Securities in excess of the Ownership Limit applicable to such Series or (B)
               Section 8.2(a)(iii) because it could, if effective, result in the Preferred Securities being beneficially owned by fewer than 100 Persons, shall not adversely affect the validity of the Transfer of any other Preferred Securities in the same or any other related transaction.

               (b) Remedies for Breach.

                      If a majority of the Regular Trustees shall at any time determine in good faith that a Transfer or other event has taken place in violation of Section 8.2(a) (whether or not such violation is intended), or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any Preferred Securities in violation of Section 8.2(a), the majority of the Regular Trustees shall be empowered to take any action as they deem advisable to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, refusing to give effect to such Transfer or other event on the books of the Trust, demanding the repayment of any Distributions received in respect of such Preferred Securities acquired in violation of Section 8.2(a) or instituting proceedings to enjoin such Transfer or rescind such Transfer or attempted Transfer; provided, however, that any Transfers or attempted Transfers (or in the case of events other than a Transfer, Beneficial Ownership) in violation of Section 8.2(a), regardless of any action (or non-action) by the Regular Trustees, (i) shall be void ab initio and (ii) shall automatically result in the exchange described in Section 8.2(c).

               (c) Exchange for Excess Stock. If, notwithstanding the other provisions contained in this Article VIII, at any time there is a purported Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of any stock exchange or interdealer quotation system) or other change in the capital structure of the Trust or other event such that any Person would Beneficially Own securities of a series of Preferred Securities in excess of the Ownership Limit applicable to such series, then, except as otherwise provided in Section 8.2(f), such Preferred Securities in excess of the Ownership Limit applicable to such series (rounded up to the nearest whole security) shall be automatically exchanged for an equal number of securities of Excess Preferred Securities having the terms set forth in Section
8.3. Such exchange shall be effective as of the close of business on the business day prior to the date of the Transfer or change in capital structure or other event.

               (d) Notice of Restricted Transfer. Any Person who acquires or attempts to acquire Preferred Securities in violation of Section 8.2(a), or any Person who is a transferee who would cause the issuance of Excess Shares under
Section 8.2(c), shall immediately give written notice to the Trust of such event and shall provide to the Regular Trustees such other information as the Regular Trustees may request in order to determine the effect, if any, of such Transfer or attempted Transfer or other event on the Trust's status as a REIT. Failure to give such notice shall not limit the rights and remedies of the Regular Trustees provided herein in any way.

               (e) Owners Required to Provide Information. From and after the date of this Declaration:

                      (i) Every record and Beneficial Owner of more than 5% (or
               such other percentage between 1/2 of 1% and 5%, as determined by a majority of the Regular Trustees) of any series of Preferred Securities outstanding shall, within 30 days after January 1 of each year, give written notice to the Trust stating the name and address of such record or Beneficial Owner, the number of securities of any series of Preferred Securities Beneficially Owned, and a full description of how such securities are held. Each such record or Beneficial Owner of Preferred Securities shall, upon demand by the Trust, disclose to the Trust in writing such additional information with respect to the Beneficial Ownership of the Preferred Securities as a majority of the Regular Trustees, in their sole discretion, deem appropriate or necessary to (i) comply with the provisions of the Code regarding the qualification of the Trust as a REIT under the Code, and (ii) ensure compliance with the applicable Ownership Limit. Each Holder of record, including without limitation any Person (including a Clearing Agency) who holds Preferred Securities on behalf of a Beneficial Owner, shall take all reasonable steps to obtain the written notice described in this Section 8.2(e)(i) from the Beneficial Owner.

                      (ii) Any Person who is a Beneficial Owner of securities of any series of Preferred Securities and any Person (including the Holder of record) who is holding Preferred Securities for a Beneficial Owner, and any proposed transferee of Preferred Securities, shall provide such information as a majority of the Regular Trustees, in their sole discretion, may request in order to determine the Trust's status or to comply with the requirements of any taxing authority or other governmental agency, to determine any such compliance or to ensure compliance with the applicable Ownership Limit, and shall provide a statement or affidavit to the Trust setting forth the number of securities of any series of Preferred Securities already Beneficially Owned by such Holder or proposed transferee and any related persons specified, which statement or affidavit shall be in the form prescribed by a majority of the Regular Trustees for that purpose.

               (f)  Exceptions.

                      (i) A majority of the Regular Trustees, upon receipt of a
               ruling from the Internal Revenue Service or an opinion of nationally recognized tax counsel experienced in such matters, may waive the application, in whole or in part, of the applicable Ownership Limit to a Person, if such Person is not an individual for purposes of section 542(a) of the Code and is a corporation, partnership, estate or trust, provided, however, in no event may any such exception cause such Person's ownership, direct or indirect, to exceed 9.8% of the value of the Outstanding Preferred Securities and Excess Preferred Securities, as such value is determined by a majority of the Regular Trustees in their sole discretion. In connection with any such exemption, a majority of the Regular Trustees may require such representations and undertakings from such Person and may impose such other conditions as they deem necessary, in their sole discretion, to determine the effect, if any, of the proposed Transfer on the Trust's status as a REIT.

                      (ii) For a period of 270 days following the purchase of
               any series of Preferred Securities by an underwriter that (i) is a corporation, limited liability company, partnership or other entity and (ii) participates in an offering of such series of Preferred Securities, such underwriter shall not be subject to the Ownership Limit applicable to such series with respect to the Preferred Securities purchased by it as a part of or in connection with such offering and with respect to any Preferred Securities purchased in connection with market making activities.

               (g)  Legend.

                      Each Preferred Securities Certificate shall bear the following legend or such other legend as the majority of the Regular Trustees may establish in accordance with Section 6.1(d) at the time such series of Preferred Securities is established:

                      "The Preferred Securities represented by this certificate
               are subject to restrictions on transfer. No person may Beneficially Own securities of this series of Preferred Securities in excess of the Ownership Limit applicable to this series of Preferred Securities, with certain further restrictions and exceptions set forth in the Amended and Restated Declaration of Trust of IAC Capital Trust dated as of _____, 199_, as amended from time to time ("Declaration"). Any person who attempts to Beneficially Own securities of this series of Preferred Securities in excess of the applicable limitation must immediately notify the Trust. All capitalized terms in this legend have the meanings ascribed to such terms in the





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



               Declaration, as the same may be amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each Holder of Preferred Securities of this series who requests such a copy. If the restrictions on transfer are violated, the transfer will be void in accordance with the Declaration and the Preferred Securities represented hereby will be automatically exchanged for Excess Preferred Securities which will be held in trust in accordance with the Declaration."

SECTION 8.3  Excess Preferred Securities.

               The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to Distributions, qualifications and terms and conditions of redemption of the Excess Preferred Stock of the Trust:

               (a)  Ownership in Trust.

                     Upon any purported Transfer, change in the capital structure of the Trust or purported change in Beneficial Ownership that results in Excess Preferred Securities pursuant to Section 8.2(c), such Excess Preferred Securities shall be deemed to have been transferred to a Person as trustee of a Charitable Trust for the exclusive benefit of one or more organizations described in sections 170(b), 170(c), or 501(c)(3) of the Code (the "Charitable Beneficiary" or "Charitable Beneficiaries"), as shall be designated by a majority of the Regular Trustees in writing, such trustee to be a person who is unaffiliated with (i) the Trust, (ii) the Purported Beneficial Transferee; and
(iii) the Purported Record Transferee. At all times at least one Charitable Beneficiary shall be designated by the Regular Trustees. Where a Transfer or other event results in an automatic exchange of securities of more than one series for Excess Preferred Securities, then separate Charitable Trusts shall be deemed to have been established for the Excess Preferred Securities attributable to the securities of each such series. Securities of Excess Preferred Securities held in Charitable Trust for the exclusive benefit of the Charitable Beneficiary shall be issued and outstanding securities of the Trust. The trustee of the Charitable Trust will be deemed to own the Excess Preferred Securities held in Charitable Trust for the exclusive benefit of the Charitable Beneficiary on the day prior to the date of the violative transfer. The Purported Beneficial Transferee shall have no rights in the shares of Excess Preferred Securities except the right to receive a price for its interest in the Preferred Securities which were exchanged for Excess Preferred Securities upon the terms specified in
Section 8.3(e).

               (b)  Distribution Rights.

                      Excess Preferred Securities shall be entitled to Distributions as if such Excess Preferred Securities were Preferred Securities of the series or class in existence immediately prior to the exchange of such Excess Preferred Securities, provided that the Distributions shall be paid to the Charitable Trustee to be held in Charitable Trust for the exclusive benefit of the Charitable Beneficiary. Any Distribution paid prior to the discovery







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



by the Trust that the Preferred Securities have been exchanged for Excess Preferred Securities shall be repaid to the Trust upon demand or, at the Trust's sole election, shall be offset against any future Distributions payable to the Purported Record Transferee. Any Distributions so disgorged shall be paid over to the Charitable Trustee for the exclusive benefit of the Charitable Beneficiary.

               (c)  Rights Upon Liquidation.

                     Subject to the preferential rights of Preferred
Securities, if any, each Purported Beneficial Transferee of Excess Preferred Securities shall be entitled to receive that portion of the assets of the Trust which a Holder of Preferred Securities that was exchanged for such Excess Preferred Securities would have been entitled to receive on liquidation had such Preferred Securities remained outstanding provided that no Purported Beneficial Transferee shall be entitled to receive any amounts in excess of the price per security such Purported Beneficial Transferee paid for the Preferred Securities in any purported Transfer that resulted in the Excess Preferred Securities or, if the Purported Beneficial Transferee did not give value for such Excess Preferred Securities (through a gift, devise or other transaction) in any purported Transfer, a price per security equal to the Market Price on the date of any purported Transfer that resulted in the Excess Preferred Securities, less the amount of any Distributions received by the Purported Record Transferee and not repaid or offset against future Distributions pursuant to Section 8.3(b), with any remainder of such Transferee's ratable portion of the Trust's assets subject to ratable allocation among the Holders of Securities ranking junior to such Excess Preferred Securities as to the payment of Distributions and upon liquidation dissolution, winding-up or termination of the Trust as an asset of the Trust.

               (d)  Voting Rights.

                      Subject to Delaware law, effective as of the date that Preferred Securities are exchanged for Excess Preferred Securities pursuant to
Section 8.2(c), the Holders of Preferred Securities that have been exchanged for Excess Preferred Securities shall not be entitled to vote such Preferred Securities on any matter, and, if such Preferred Securities have voting rights, all votes cast with respect to securities of Excess Preferred Securities into which such Preferred Securities have been exchanged shall be voted in accordance with the direction of the Charitable Trustee of the Charitable Trust acting for the benefit of the Charitable Beneficiary. The Charitable Trustee shall vote the securities of Excess Preferred Securities for the exclusive benefit of the Charitable Beneficiary.

               (e) Restrictions on Transfer.

                      (i) Excess Preferred Securities shall not be transferable.
               The Purported Record Transferee may freely designate a Person as beneficiary of an interest in the Charitable Trust (representing the number of shares of Excess Preferred Securities held by the Charitable Trust attributable to a purported Transfer that resulted in the Excess Preferred Securities), if (A) the shares of










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



               Excess Preferred Securities held in the Charitable Trust would not be Excess Preferred Securities in the hands of such Person and (B) the Purported Beneficial Transferee does not receive a price from such Person that reflects a price per security for such Excess Preferred Securities that exceeds the lesser of (1) the price per security such Purported Beneficial Transferee paid for the Preferred Securities in the purported Transfer that resulted in the Excess Preferred Securities, or if the Purported Beneficial Transferee did not give value for such Excess Preferred Securities (through a gift, devise or other transaction), a price per security equal to the Market Price on the date of the purported Transfer that resulted in the Excess Preferred Securities and (2) the price per security of the Preferred Securities in the transfer described in the following sentence. Upon the transfer of an interest in the Charitable Trust, the corresponding Excess Preferred Securities in the Charitable Trust shall be automatically exchanged for an equal number of securities of Preferred Securities of the applicable series of Preferred Securities and such Preferred Securities shall be transferred of record to the transferee of the interest in the Charitable Trust if such Preferred Securities would not be Excess Preferred Securities in the hands of such transferee. In the event of such transfer, the beneficial interest of the Charitable Beneficiary in the Excess Preferred Securities will terminate. Prior to any transfer of any interest in the Charitable Trust, the Purported Record Transferee must give not less than five business days prior written notice to the Trust of the intended transfer and the Trust must have waived in writing its purchase rights under Section 8.3(f).

                      (ii) Notwithstanding the foregoing, if a Purported
               Beneficial Transferee receives a price for its interest in the shares of Preferred Securities that were exchanged for Excess Preferred Securities that exceeds the amounts allowable under
               Section 8.3(e)(i), such Purported Beneficial Transferee shall, prior to the exchange of the Excess Preferred Securities for Preferred Securities, pay, or cause the Person designated pursuant to Section 8.3(e)(i) to pay, such excess to the Charitable Trustee to be held for the exclusive benefit of the Charitable Beneficiary.

                      (iii) If any of the transfer restrictions set forth in
               this Section 8.3(e) or any application thereof is determined in a final and nonappealable judgment to be void, invalid or unenforceable by any court having jurisdiction over the issue, the Purported Record Transferee may be deemed, at the option of a majority of the Regular Trustees, to have acted as the agent of the Trust in acquiring the excess Preferred Securities as to which such restrictions would, by their terms, apply, and to hold such Excess Preferred Securities on behalf of the Trust.

               (f)  Purchase Right in Excess Preferred Securities.

                    Excess Preferred Securities shall be deemed to have been offered for sale





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



to the Trust, or its designee (as specified by a majority of the Regular Trustees), at a price per security equal to the lesser of (i) the price per security in the transaction that created such Excess Preferred Securities (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust (or its designee) shall have the right to accept such offer for a period of ninety days after the later of (i) the date of the Transfer which resulted in such Excess Preferred Securities and (ii) the date a majority of the Regular Trustees determines in good faith that a Transfer resulting in Excess Preferred Securities has occurred. A majority of the Regular Trustees may appoint a special trustee of the Charitable Trust established under
Section 8.3(a) for the purpose of consummating the purchase of Excess Preferred Securities by the Trust (or its designee).

SECTION 8.4  Settlement.

               Nothing in this Article VIII shall be interpreted to preclude the settlement of any transaction entered into through facilities of any stock exchange or interdealer quotation system.

SECTION 8.5  Remedies Not Limited.

               Nothing contained in this Article VIII shall limit the authority of the Regular Trustees to take such other action as they deem necessary or advisable (subject to the provisions of Section 8.4), (i) to protect the Trust and the interests of the Holders of its Capital Securities in the preservation of the Trust's status as a REIT, and (ii) to ensure compliance with the applicable Ownership Limit

SECTION 8.6  Ambiguity.

               In the case of an ambiguity in the application of any of the provisions of this Article VIII, including with respect to any of the related definitions set forth in Article I, a majority of the Regular Trustees shall have the power to determine the application of the provisions of this Article VIII with respect to any situation based on their reasonable belief understanding or knowledge of the circumstances.

SECTION 8.7  Severability.

               If any provision of this Article VIII or any application of any such provision is determined in a final and unappealable judgment to be void, invalid or unenforceable by any Federal or state court having jurisdiction over the issues, the validity and enforceability of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 8.8  Regular Trustees Discretion.

               Anything in this Article VIII to the contrary notwithstanding, a majority of the








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Regular Trustees shall be entitled to take or omit to take such actions as they in their discretion shall determine to be advisable in order that the Trust maintain its status as and continue to qualify as a REIT, including, but not limited to, reducing the applicable Ownership Limit, in the event of a change in law.

SECTION 8.9 Transfer of Certificates.

               The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges which may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

SECTION 8.10  Deemed Security Holders.

               The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole Holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and payments on redemption and liquidation of the Trust and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trustees shall have actual or other notice thereof.

SECTION 8.11  Book Entry Interests.

               Unless otherwise specified in the terms of any series of the Preferred Securities, Preferred Securities Certificates will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Indirect Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Indirect Owner's interests in such Global Certificates, except as provided in
Section 8.14. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") with respect to a series of Preferred Securities have been issued to the Preferred Security Indirect Owners pursuant to Section 8.14:

                      (i) the provisions of this Section 8.7 shall be in full force and effect;

                      (ii) the Trust and the Trustees shall be entitled to deal
               with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and payments or redemption or liquidation of the Trust and receiving approvals, votes or consents hereunder) as the Holder of such series of such Preferred Securities and the sole Holder of the Global Certificates and, except as set forth herein or in Rule 3a-7 with respect to the Property Trustee, shall have no obligation to the Preferred Security Indirect Owners;

                      (iii) to the extent that the provisions of this Section
               8.11 conflict with any other provisions of this Declaration, the provisions of this Section 8.11 shall control; provided that this clause (iii) shall in no event limit or restrict the provisions of Sections 8.2 though 8.8 hereof which shall in all events be controlling;

                      (iv) the rights of the Preferred Security Indirect Owners
               shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Indirect Owners and the Clearing Agency and/or the Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on, and payments or redemption of, the Global Certificates and in connection with the liquidation of the Trust, to such Clearing Agency Participants.

SECTION 8.12 Notices to Holders of Certificates.

               Whenever a notice or other communication to the Holders of Preferred Securities is required to be given under this Declaration, unless and until Definitive Preferred Security Certificates with respect to series of Preferred Securities shall have been issued pursuant to Section 8.14, the relevant Trustees shall give all such notices and communications, specified herein to be given to Preferred Securities Holders of such series of Preferred Securities, to the Clearing Agency and, with respect to any Preferred Security Certificate registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Trustees shall, except as set forth herein or in Rule 3a-7 with respect to the Property Trustee, have no notice obligations to the Preferred Security Indirect Owners of such series of Preferred Securities.

SECTION 8.13  Appointment of Successor Clearing Agency.

               If any Clearing Agency elects to discontinue its services as securities depositary with respect to any series of the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such series of Preferred Securities.

SECTION 8.14  Definitive Preferred Securities Certificates.

               If (i) a Clearing Agency elects to discontinue its services as securities depositary with respect to a particular series of Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 8.13 or (ii) the Regular Trustees elect after consultation with IAC, Inc. to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities of a series, then (x) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such series of Preferred Securities and (y) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause definitive Preferred Security Certificates to be delivered to Preferred Security Indirect Owners of such series in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, such instructions.

SECTION 8.15  Mutilated, Destroyed, Lost or Stolen Certificates.

               If (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them and the Trust harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, a majority of Regular Trustees on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 8.15, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                   ARTICLE IX

                    LIMITATION OF LIABILITY; INDEMNIFICATION

SECTION 9.1  Exculpation.

               (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

               (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions, redemption payments and payments on liquidation, dissolution or winding up of the Trust, to Holders of Securities might properly be paid.

               (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of Securities, in their capacities as Holders, shall be entitled to the same limitation of liability that is extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 9.2  Indemnification.

               (a) To the fullest extent permitted by applicable law, IAC, L.P. shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.








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

               (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by IAC, L.P. prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by IAC, L.P. of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 9.2(a).


                                    ARTICLE X

                                   ACCOUNTING

SECTION 10.1 Fiscal Year.

               The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 10.2  Certain Accounting Matters.

               (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual basis method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual basis method of accounting for United States federal income tax purposes. The books and records of the Trust, together with a copy of this Declaration and a certified copy of the Certificate of Trust, or any amendment thereto, shall at all times be maintained at the principal office of the Trust and shall be open for inspection for any examination by any Holder or its duly authorized representative for any purpose reasonably related to its interest in the Trust during normal business hours.

               (b) The Regular Trustees shall, as soon as available after the end of each Fiscal Year of the Trust, cause to be prepared and mailed to each Holder of Securities unaudited financial statements of the Trust for such Fiscal Year, prepared in accordance with generally accepted accounting principles; provided that if the Trust is required to comply with the periodic reporting requirements of Sections 13(a) or 15(d) of the Exchange Act, such financial statements for such Fiscal Year shall be examined and reported on by a firm of independent certified public accountants selected by the Regular Trustees (which firm may be the firm used by IAC, Inc.).

               (c) The Regular Trustees shall cause to be prepared and mailed to each Holder of Securities, an annual United States federal income tax information statement, on such form as is required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

               (d) The Regular Trustees shall cause to be prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on such form as is required by the Code, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority, such returns to be filed as soon as practicable after the end of each Fiscal Year of the Trust.

SECTION 10.3  Banking.

               The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Preferred L.P. Units held by the Property Trustee shall be made directly to the Property Account and no other funds from the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the sole signatories for the Property Account.

SECTION 10.4  Withholding.

               The Trust and the Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Trust shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, such amount withheld shall be deemed to be a Distribution to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount to be withheld was not withheld from a Distribution, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                   ARTICLE XI

                             AMENDMENTS AND MEETINGS

SECTION 11.1  Amendments.

               (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities or as required by law or the rules of any stock exchange or interdealer quotation system on which the Preferred Securities of a series are listed, this Declaration may be amended by, and only by, a written instrument executed by a majority of the Regular Trustees; provided, however, that (i) no amendment or modification to this Declaration shall be made unless the Regular Trustees shall have obtained (A) either a ruling from the Internal Revenue Service or a written unqualified opinion of nationally recognized independent tax counsel experienced in such matters to the effect that the Trust will continue to be treated as a REIT for purposes of United States federal income taxation and (B) a written unqualified opinion of nationally recognized independent counsel experienced in such matters to the effect that such amendment or modification will not cause the Trust to be an Investment Company which is required to be registered under the Investment Company Act; provided no such ruling or opinions shall be required in connection with the issuance of a series of Preferred Securities or the establishment of the terms thereof, (ii) so long as any Preferred Securities remain outstanding if any proposed modification or amendment provides for, or the Regular Trustees otherwise propose to effect, (A) any action that would materially and adversely affect the powers, preferences, privileges or special rights of a series of the Preferred Securities, whether by way of amendment to the Declaration or otherwise, or (B) the dissolution, winding-up or termination of the Trust other than pursuant to the terms of the Declaration, then, subject to the terms of any such series of Preferred Securities, the Holders of each affected series of outstanding Preferred Securities will be entitled to vote on such amendment, modification or proposal and such amendment, modification or proposal shall not be effective except with the approval of at least 66-2/3% in liquidation amount of each affected series of the Preferred Securities, (iii) Section 3.2 and this
Section 11.1 shall not be amended without the consent of all of the Holders of the Securities, (iv) no amendment which adversely affects the rights, powers and privileges of the Property Trustee shall be made without the consent of the Property Trustee, (v) Section 3.1 shall not be amended without the consent of IAC, Inc., (vi) Section 3.2 shall not be amended without the consent of IAC, L.P., (vii) Section 8.1(c) shall not be amended without the consent of the Holders of all Common Securities and the rights of Holders of Common Securities under Article IV to increase or decrease the number of, and to appoint, replace or remove, Trustees (other than a Special Regular Trustee) shall not be amended without the consent of each Holder of

Common Securities, (viii) the rights of Holders of Preferred Securities of a series to appoint or remove a Special Regular Trustee shall not be amended without the consent of each Holder of Preferred Securities of a series upon which such right has been conferred and (ix) Section 2.3 shall not be amended without the consent of a Majority in aggregate liquidation amount of each series of outstanding Preferred Securities.

               (b) Notwithstanding Section 11.1(a), the provisions set forth in 8.2(a)-(g), 8.3, 8.5 and 8.6 and this Section 11.1(b) may not be amended in any respect and no other provision may be adopted, amended or repealed which would have the effect of modifying or permitting the circumvention of the provisions set forth in 8.2(a) through (g), 8.3, 8.5 and 8.6 and this Section 11.1(b) unless such action is approved by the affirmative vote of the Holders of not less than 66-2/3% of the outstanding Common Securities.

               (c) Notwithstanding anything contained in this Declaration to the contrary, by the affirmative vote of the Holders of not less than 66-2/3% of the Common Securities and a majority of the Regular Trustees, the Trust's status as a REIT for Federal income tax purposes may be terminated.

               (d) Notwithstanding Section 11.1(a)(ii) and (iii), this Declaration may be amended without the consent of the Holders of the Securities to (i) cure any ambiguity, (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration, (iii) to add to the covenants, restrictions or obligations of IAC, Inc. or IAC, L.P., and (iv) to conform to any changes in Rule 3a-7 or any change in interpretation or application of Rule 3a-7 by the Commission, which amendment does not materially and adversely affect the rights, preferences or privileges of the Holders.

SECTION 11.2  Meetings of the Holders of Securities;
              Action by Written Consent.

               (a) Meetings of the Holders of Preferred Securities and/or Common Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities (or any series of Preferred Securities) are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange or interdealer quotation system on which the Preferred Securities of a series are listed or admitted for trading. The Regular Trustees shall call a meeting of Holders of Preferred Securities (or of a series of Preferred Securities) or Common Securities, if directed to do so by Holders of at least 10% in liquidation amount of such class or series of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those specified Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

               (b) The following provision shall apply to meetings of Holders of
Securities:

                      (i) Notice of any such meeting shall be given by mail to
               all the Holders of the applicable class or series of Securities having a right to vote thereat not less than 7 days nor more than 60 days prior to the date of such meeting. Whenever a vote, consent or approval of the Holders of a class or series of Securities is permitted or required under this Declaration, pursuant to a Certificate of Terms of a series of Preferred Securities, or the rules of any stock exchange or interdealer quotation system on which the Preferred Securities of a series are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of such Securities. Any action that may be taken at a meeting of the Holders of such Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by Holders of such class or series of Securities owning not less than the minimum aggregate liquidation amount of such class or series of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of such class or series of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of such class or series of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders of Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees.

                      (ii) Each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of a Security is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of the Security executing it. Except as otherwise provided in this Declaration, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

                      (iii) Each meeting of the Holders of a class or series of
               Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate.

                      (iv) Unless otherwise provided in the Business Trust Act,
               this Declaration or the rules of any stock exchange or interdealer quotation system on which the Preferred Securities of a series are then listed or admitted for trading, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                   ARTICLE XII

                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

SECTION 12.1 Representations and Warranties of Property Trustee and Delaware Trustee.

               (a) The Trustee which acts as initial Property Trustee represents and warrants to the Trust, IAC, Inc. and IAC, L.P. at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust, IAC, Inc. and IAC, L.P. at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

                      (i) The Property Trustee is a banking corporation with
               trust powers, duly organized, validly existing and in good standing under the laws of the State of its incorporation, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

                      (ii) The execution, delivery and performance by the
               Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                      (iii) The execution, delivery and performance of this
               Declaration
               by the Property Trustee does not conflict with or constitute a breach of the Charter or By-laws of the Property Trustee.

                      (iv) No consent, approval or authorization of, or
               registration with or notice to, any banking authority which supervises or regulates the Property Trustee is required for the execution, delivery or performance by the Property Trustee, of this Declaration.

                      (v) The Property Trustee satisfies the qualifications set
               forth in Section 4.1(c).

               (b) The Trustee which acts as initial Delaware Trustee represents and warrants to the Trust and IAC, Inc. at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and IAC, Inc. at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that it satisfies the qualifications set forth in Section 4.1(a)(3).


                                  ARTICLE XIII

                                     MERGER

SECTION 13.1  No Merger, Consolidation or Amalgamation of Trust.

               The Trust shall not consolidate, amalgamate, merge with or into, or convey, transfer or lease its assets substantially as an entirety to, any Person except as provided in Section 13.2.

SECTION 13.2 Merger, Consolidation or Amalgamation of Trust.

               The Trust may, at the request of the Holders of the Common Securities and with the consent of the Regular Trustees, but without the consent of the Holders of the Preferred Securities, the Property Trustee or the Delaware Trustee, consolidate, amalgamate, merge with or into, any trust, partnership, corporation or other entity organized under the laws of any State of the United States or the District of Columbia; provided, that (i) if the Trust is not the survivor, such successor entity (x) either expressly assumes all of the obligations of the Trust under the Securities or (y) substitutes for the Preferred Securities of each series outstanding other securities having substantially the same terms as the Preferred Securities (the "Successor Securities"), so long as each series of Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, dissolution or winding-up, (ii) IAC, Inc. and IAC, L.P. expressly acknowledge a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the Holder of the Preferred L.P. Units but only if in the opinion of nationally recognized independent counsel to the Trust experienced in matters under the Investment Company Act of 1940, such action is necessary so that the successor entity will not be required to register as an "investment company" under the Investment Company Act, (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any stock exchange or interdealer quotation system or with another organization on which the Preferred Securities are then listed or quoted, (iv) such merger, consolidation or amalgamation does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any "nationally recognized statistical rating organization" as defined in Rule 436(g)(2) under the Securities Act or (v) such merger, consolidation, amalgamation does not adversely affect the powers, special rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect.


                                   ARTICLE XIV

                                  MISCELLANEOUS

SECTION 14.1  Notices.

               All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

               (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Regular Trustees on behalf of the Trust may give notice of to the Holders of the Securities):

                      IAC Capital Trust
                      c/o Irvine Apartment Communities, Inc.
                      550 Newport Center Drive
                      Suite 300
                      Newport Beach, California  92660
                      Attention:   James E. Mead
                                         Trustee
                      Facsimile No: (714) 720-5532

               (b) if given to the Property Trustee, at the mailing address of the Property Trustee set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                      The Bank of New York
                      101 Barclay Street
                      New York, New York  10286
                      Attention:  Corporate Trust Trustee
                                  Administration
                      Facsimile No: (212) 815-5915

               (c) if given to the Delaware Trustee, at the mailing address of the Delaware Trustee set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

                      The Bank of New York (Delaware)
                      White Clay Center
                      Route 273
                      Newark, Delaware 19711
                      Attention: Corporate Trust Administration

               (d) if given to the Holders of the Common Securities, IAC, Inc. or IAC, L.P., at the mailing address of IAC, Inc. set forth below (or such other address as the Holders of the Common Securities, IAC, Inc. or IAC, L.P. may give notice to the Trust):

                      Irvine Apartment Communities, Inc.
                      550 Newport Center Drive
                      Suite 300
                      Newport Beach, California  92660
                      Attention:  Corporate Secretary
                      Facsimile No: (714) 750-5532

               (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

               A copy of any notice to the Property Trustee or the Delaware Trustee shall also be sent to the Trust. All notices shall be deemed to have been given, when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2 [Reserved].

SECTION 14.3 Governing Law.

               This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 14.4  Headings.

               Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5 Partial Enforceability.

               If any provision of this Declaration, or the application of such provision to any Person or circumstance, is determined in a final and inapplicable judgment to be void, invalid or unenforceable by any Federal or state court having jurisdiction over the issues, the validity and enforceability of the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held void, invalid or unenforceable, shall not be affected thereby.

SECTION 14.6  Counterparts.

               This Declaration may contain more than one counterpart of the signature pages and this Declaration may be executed by the affixing of the signature of IAC, Inc., IAC, L.P. and each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

SECTION 14.7 Intention of the Parties.

               It is the intention of the parties hereto that the Trust be treated as a real estate investment trust for United States federal income tax purposes. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.8 Successors and Assigns.

               Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by IAC, Inc., IAC, L.P. and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 14.9 Personal Liability.

               The Holders of the Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

               IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


IRVINE APARTMENT COMMUNITIES, INC.,
as one of the sponsors of the Trust



By:_______________________________________
   Name:     James E. Mead
   Title:    Senior Vice President, Chief
             Financial Officer and Secretary


IRVINE APARTMENT COMMUNITIES, L.P.
as one of the sponsors of the Trust
        By:  Irvine Apartment Communities, Inc.,
             its general partner


By:_______________________________________
   Name:     James E. Mead
   Title:    Senior Vice President, Chief
             Financial Officer and Secretary





JAMES E. MEAD

__________________________________________
James E. Mead,
not in his individual capacity,
but solely as Trustee

THE BANK OF NEW YORK,
not in its individual capacity,
but solely as Trustee


By:_______________________________________
   Name:
   Title:



THE BANK OF NEW YORK (DELAWARE),
not in its individual capacity,
but solely as Trustee


By:_______________________________________
   Name:
   Title:

                                                                      EXHIBIT A

                    CERTIFICATE OF TRUST OF IAC CAPITAL TRUST

               This CERTIFICATE OF TRUST of IAC Capital Trust (the "Trust"), dated as of October 31, 1997, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. Code Section 3801 et seq.).

               1. Name. The name of the business trust being formed hereby is IAC Capital Trust.

               2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is The Bank of New York (Delaware), a Delaware banking corporation, White Clay Center, Route 273, Newark, Delaware 19711.

               3. Effective Date. This Certificate of Trust shall be effective as of its filing.

               IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                   The Bank of New York (Delaware),
                                   as Trustee


                                   By:    /s/Walter N. Gitlin
                                          -----------------------------------
                                          Name: Walter N. Gitlin
                                          Title: Authorized Signatory

                                          The Bank of New York,
                                          as Trustee


                                   By:    /s/Van K. Brown
                                          -----------------------------------
                                          Name:  Van K. Brown
                                          Title: Assistant Vice President


                                          /s/James E. Mead
                                          -----------------------------------
                                          James E. Mead,
                                          as Trustee

                                                                      EXHIBIT B



                     INITIAL PURCHASERS OF COMMON SECURITIES

               Name                            Number of Common Securities
               ----                            ---------------------------
Irvine Apartment Communities, Inc.                          90

William H. McFarland                                        29

Richard E. Lamprecht                                        27

James E. Mead                                               27

William W. Thompson                                         27
                                                         ---------

               Total:                                      200

                                                                        ANNEX I


Certificate Number                                Number of Common Securities
  C-__                                                         [____________]


                    Certificate Evidencing Common Securities

                                       of

                                IAC Capital Trust


               IAC Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of ______________
(__________) common securities of the Trust representing common undivided beneficial interests in the assets of the Trust (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions set forth in the Declaration (as defined below) including, without limitation, Section 8.1(c) thereof. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of ______________, 1997, as the same may be amended, modified or restated from time to time (the "Declaration"). The Common Securities and the Preferred Securities (as defined in the Declaration) issued by the Trust pursuant to the Declaration represent, subject to the priority and payment terms of such class or series, undivided beneficial interests in the assets of the Trust, including the Preferred L.P. Units (as defined in the Declaration) issued by Irvine Apartment Communities, L.P., a Delaware limited partnership. The Trust will furnish a copy of the Declaration to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

               Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

               IN WITNESS WHEREOF, the Trustees of the Trust have executed this certificate this ____th day of ______________, 1997.


                                       IAC CAPITAL TRUST



                                       By
                                         ------------------------------------
                                         James E. Mead, not in his
                                         individual capacity, but solely as
                                         trustee


Dated:

Countersigned and Registered:

The Bank of New York,
  Transfer Agent and Registrar



By:
   ------------------------------------
    Authorized Signature

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

____________________________________________________________

____________________________________________________________

____________________________________________________________
(Insert assignee's social security or tax identification number)

____________________________________________________________

____________________________________________________________

____________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints

____________________________________________________________


____________________________________________________________


_________________________________________________________agent to transfer this
Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________________

Signature: ___________________
(Sign exactly as your name appears on the other side of this Common Security Certificate)

                                                                       ANNEX II


               [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - THIS PREFERRED SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE OF DTC. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

               UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE PREFERRED SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER. NO PERSON MAY BENEFICIALLY OWN SECURITIES OF THIS SERIES OF PREFERRED SECURITIES IN EXCESS OF THE OWNERSHIP LIMIT APPLICABLE TO THIS SERIES OF PREFERRED SECURITIES, WITH CERTAIN FURTHER RESTRICTIONS AND EXCEPTIONS SET FORTH IN THE AMENDED AND RESTATED DECLARATION OF TRUST OF IAC CAPITAL TRUST DATED AS OF __________, 199__, AS AMENDED FROM TIME TO TIME TO ("DECLARATION"). ANY PERSON WHO ATTEMPTS TO BENEFICIALLY OWN SECURITIES OF THIS SERIES OF PREFERRED SECURITIES IN EXCESS OF THE APPLICABLE LIMITATION MUST IMMEDIATELY NOTIFY THE TRUST. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS ASCRIBED TO SUCH TERMS IN THE DECLARATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH HOLDER OF PREFERRED SECURITIES OF THIS SERIES WHO REQUESTS SUCH A COPY. IF THE RESTRICTIONS ON TRANSFER ARE VIOLATED, THE TRANSFER WILL BE VOID IN ACCORDANCE WITH THE DECLARATION AND THE SHARES OF PREFERRED SECURITIES REPRESENTED HEREBY WILL BE AUTOMATICALLY EXCHANGED FOR EXCESS PREFERRED SECURITIES WHICH WILL BE HELD IN TRUST IN ACCORDANCE WITH THE DECLARATION.


Certificate Number                              Number of Preferred Securities
      A-                                                              [      ]
                                                         CUSIP NO.____________






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



             Certificate Evidencing Series [ ] Preferred Securities

                                       of

                                IAC Capital Trust

          ____% Series [ ] REIT Trust Originated Preferred Securities
                (liquidation amount $[ ] per Preferred Security)


               IAC Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that _________ (the "Holder") is the registered owner of _____ (______) preferred securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust designated the __% Series __ REIT Trust Originated Preferred Securities (liquidation amount $[ ] per Preferred Security) (the " Series [ ] Preferred Securities"). The Series [ ] Preferred Securities are transferable, subject to the transfer restrictions set forth in the Declaration referred to below, on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Series [ ] Preferred Securities are set forth in, and this certificate and the Series [ ] Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of __________, as the same may be amended, modified or restated from time to time (the "Declaration") including the designation of the terms of Series [ ] Preferred Securities as set forth in the Certificate of Terms (as defined in the Declaration) of the Series [ ] Preferred Securities. The Series [ ] Preferred Securities, the Common Securities and any other series of Preferred Securities (as defined in the Declaration) issued by the Trust pursuant to the Declaration represent, subject to the priority and payment terms of each such class or series, undivided beneficial interests in the assets of the Trust, including the Preferred L.P. Units (as defined in the Declaration) issued by Irvine Apartment Communities, L.P., a Delaware limited partnership. The Trust will furnish a copy of the Declaration to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

               Upon receipt of this certificate, the Holder is bound by the Declaration and the Certificate of Terms for the Series [ ] Preferred Securities and is entitled to the benefits thereunder.











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


               IN WITNESS WHEREOF, the Trustees of the Trust have executed this certificate this day of ___________, 199_.


                                 IAC CAPITAL TRUST



                                 By:________________________________,
                                      James E. Mead, not in his
                                      individual capacity but solely
                                      as trustee

Dated:

Countersigned and Registered:

The Bank of New York,
  Transfer Agent and Registrar



By:___________________________________
    Authorized Signature














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


                                        ASSIGNMENT




FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

____________________________________________________________

____________________________________________________________

____________________________________________________________
(Insert assignee's social security or tax identification number)

____________________________________________________________

____________________________________________________________

____________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints

____________________________________________________________

____________________________________________________________

____________________________________________________________

agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.



Date: _________________________

Signature: ____________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.









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